[Nevis Logo Omitted]



                          ANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2001



THIS ANNUAL REPORT CAN ONLY BE DISTRIBUTED IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

LETTER TO SHAREHOLDERS                                      THE NEVIS FUND, INC.
July 5, 2001


DEAR FELLOW SHAREHOLDER:


The Nevis Fund NAV stood at $18.62 on May 31, 2001, a 39.9% decline from the same day one year prior. This compares to the NASDAQ Index, which fell 37.9%, the Russell Midcap Growth Index, which dropped 24.1%, and the S&P 500 Index, which slid 10.6%. While we are disappointed to report figures such as these, we recognize that the past year has been the most tumultuous in the history of the NASDAQ index.

For example, the first calendar quarter of 2001 witnessed the most dismal US equity returns of any quarter in decades. The Dow Jones average fell 8.4%-- perilously close to earning the dubious distinction of being the worst quarter for this index in 60 years. The NASDAQ picked up where it left off at year-end, sliding another 25.5% in Q1, 2001--its largest quarterly decline since the index was created. Since its high a little more than a year ago (March 10, 2000) the NASDAQ fell 67.5% by April 4, 2001. Weak technology issues have accounted for much of the index's slide. The decline in 2001 feels worse because it comes on the heels of a weak Q4, 2000. Why is this happening and what does it bode? We ask ourselves these questions daily and offer the following observations.

Most technology companies we have talked to (and that we own) experienced an unprecedented drop in demand for their products and services beginning in December 2000. The tales are remarkably similar. The common thread executives point to is contracts that were signed and sealed but at the eleventh hour were canceled by the chief executives of the purchasing companies. These chief executives were frantically trying to trim cost structures ahead of their own anticipated revenue shortfalls. In the near-term, these order cancellations became a self-fulfilling process as managements simply acted to second-guess the demand for their clients' products. This snowball started rolling in December and continued to pick up speed through March. Such activity is indicative of a marketplace with excess inventory, not necessarily of a change in the underlying demand for product. With hindsight it is clear that inventory bubbles had built up in certain technology sectors. We are seeing evidence that some sectors have been absorbing excess inventories for nearly a year now, while others are just beginning the absorption process.

The inventory bubble manifested itself in all shapes and sizes. Some of it is in commodity hardware, some of it is in high value-added software/hardware product, and some of it is in softer goods and services such as human consulting services and information/technology personnel. The strength of the economy over the past ten years enabled many companies to hire freely in anticipation of continued strong revenue growth. As economic growth moderates, staffs will be trimmed to align with more realistic needs. We believe companies will be reluctant to add people quickly until managements are certain that they can justify a return on the expense.

The ripple effect of the inventory panic described above is far reaching. The actions taken by corporate executives to cut costs in the first quarter exacerbated whatever economic slowdown was on the horizon. The mere suggestion of a pending recession causes all managers to proceed cautiously--no matter what industry.

Squeezing the excess out of a robust economy is painful and disruptive. People lose their jobs, earnings results are mixed, and stock prices fluctuate amidst the confusion. The economic strength of the last five years obscured the differences between economic value-added and non value-added goods and services. Capital was virtually free in the late 1990's and this muddied the investment waters so much that many investors were unwilling (or unable) to distinguish between true market leaders and laggards. While the financial pain that this market correction has inflicted cannot be ignored, we are confident that investors will eventually recognize the market leaders and accord them the valuations they deserve. Companies that are well capitalized and that can afford to continue to invest in research and development will emerge from this period with a stronger relative market position. We believe more than ever that we own a portfolio of market leaders and we know that they are working very hard to extend their competitive edge.

The Nevis Fund's investment objective is to achieve strong returns through long-term capital appreciation. Our investment strategy is founded on the belief that over time, the performance of a company's stock will track the growth of its earnings. We look for companies capable of experiencing high returns on capital and positive cash flows. We are very excited about the prospects for the companies in the Fund and we believe we have assembled an outstanding portfolio of businesses run by highly qualified and incentivized management teams.

Unlike many other mutual funds, The Nevis Fund owns only a limited number of companies. On May 31, 2001, your Fund owned just 20 companies with the top 10 stocks representing 70% of the total Fund. This level of concentration means that your Fund will likely be more volatile than the major market indices. In the short term--especially during periods of market uncertainty--our holdings tend to fall more than the indices due to inefficiencies related to lower liquidity. Over the long-term, though, we believe that a focused portfolio has the potential to deliver superior returns.

Thank you for your support.

/s/David R. Wilmerding, III                                /s/Jon C. Baker


David R. Wilmerding, III                                   Jon C. Baker
Co-manager                                                 Co-manager

MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

Fiscal year 2001

The Nevis Fund started the fiscal year 2001 with 26 holdings, and finished the year with 20 equity holdings. The decline in the equity market led to an increase in redemptions, forcing us to make choices as to which positions to liquidate to fund these redemptions. Our strategy has been to hold the companies in which we have the greatest confidence. As a result, we own a smaller but we believe higher quality portfolio.

The vast majority of our holdings declined in value during the twelve-month period ending May 31, 2001. Without a doubt, the technology company shares in the portfolio suffered the greatest percentage declines. Companies such as Aether Systems, Rational Software, Vitesse Semiconductor and Primus Knowledge to name a few, have all declined by more than 50% from their prices on May 31, 2000 to May 31, 2001, or from their date of purchase during the fiscal year ended May 31, 2001. Our wireless tower companies, American Tower and SBA Communications also surprised us in calendar Q1, 2001 by declining by more than 50% in this quarter alone.

Company stock prices that have ended this fiscal year end higher than last fiscal year end are Armor Holdings and CSG Systems. Predictably, both of these companies have leading market positions in relatively stable, recession resistant businesses. Ironically, they were also two of the slower growing companies in the portfolio entering calendar 2001.

And finally, we feel it is important to highlight the tax status of the Fund at May 31, 2001. As of this date, The Nevis Fund had $81.7 million in unrealized losses, and $20.1 million in accumulated tax loss carry forwards. Simply stated assuming inflows and outflows remain static, the Fund could appreciate $101.6 million (or 127%) off its May 31, 2001 asset value of $80.0 million, realize $19.8 million in gains and still not distribute a capital gain to Fund shareholders. We should make it clear that the benefit lies in a reduction of potential distributed realized gains, not in capital gains to shareholders if the Fund is sold for a price higher than the purchase price. Why is it that The Nevis Fund is in such a beneficial tax predicament? The answer lies in the timing of purchases and sales of Fund shares during a volatile equity market. In short, today's shareholders stand to benefit from the impatience of ex-shareholders.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
                  THE NEVIS FUND, VERSUS THE RUSSELL 2000 INDEX

---------------------------------------
           Annualized  Cumulative
 One Year  Inception2  Inception2
  Return    to Date     to Date
  -39.90%   27.51%      103.28%

[Graphic Omitted] Plot points are as follows:
           The Nevis Fund     Russell 2000 Index
6/30/98       10,000              10,000
5/99          19,010               9,712
5/00          33,821              10,674
5/01          20,327              11,282


1 These figures represent past performance as of May 31, 2001. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. There are specific risks, including increased volatility and above average price fluctuations, inherent in investing in technology, science and small capitalized companies. During certain prior fiscal periods, the Fund benefitted substantially from first-day realized and unrealized gains from initial public offerings. These gains were particularly noteworthy given the Fund's relatively small asset base during portions of these periods. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Fund assets remain at current levels or if they increase.
2 The Nevis Fund commenced operations on June 29, 1998.


STATEMENT OF NET ASSETS                                                                                         THE NEVIS FUND, INC.
May 31, 2001


                                                                                                                          Market
                                                                                                                           Value
                                                                                                Shares                     (000)
                                                                                                -------                 ----------

COMMON STOCKS 92.7%
AEROSPACE & DEFENSE 3.4%
   Armor Holdings*                                                                             213,700                 $    2,693
------------------------------------------------------------------------------------------------------------------------------------
BIOLOGICAL PRODUCTS 9.5%
   Connetics*                                                                                  592,300                      4,051
   Gene Logic*                                                                                 167,000                      3,532
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            7,583
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES 23.5%
   American Tower, Cl A*                                                                       400,160                      9,900
   Corvis*                                                                                     100,000                        602
   SBA Communications*                                                                         359,500                      8,322
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           18,824
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS 3.1%
   Vicor*                                                                                      117,975                      2,465
------------------------------------------------------------------------------------------------------------------------------------
SEMI-CONDUCTORS & RELATED DEVICES 7.5%
   Conductus*                                                                                  530,000                      3,122
   Vitesse Semiconductor*                                                                      117,400                      2,901
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            6,023
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-BUSINESS SERVICES 7.0%
   Ebenx*                                                                                      556,800                      1,893
   Wind River Systems*                                                                         163,248                      3,676
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            5,569
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROCESSING & DATA PREPARATION 6.2%
   Aether Systems*                                                                              94,100                      1,089
   CSG Systems International*                                                                   64,300                      3,875
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            4,964
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-COMPUTER PROGRAMMING SERVICES 2.9%
   Primus Knowledge Solutions*                                                                 704,000                      2,358
------------------------------------------------------------------------------------------------------------------------------------
SERVICES-PREPACKAGED SOFTWARE 21.0%
   BEA Systems*                                                                                105,000                      3,767
   Hyperion Solutions*                                                                         200,000                      3,046
   MicroStrategy*                                                                              200,800                        757
   Rational Software*                                                                          362,500                      8,736
   Saba Software *                                                                              38,500                        458
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           16,764
------------------------------------------------------------------------------------------------------------------------------------
TELEVISION BROADCASTING STATIONS 8.6%
   Clear Channel Communications*                                                               113,400                      6,914
------------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $155,904)                                                                                                         74,157
------------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


STATEMENT OF NET ASSETS                                                                                         THE NEVIS FUND, INC.
May 31, 2001 (concluded)
                                                                                                                          Market
                                                                                                  Face                     Value
                                                                                              Amount (000)                 (000)
                                                                                              ------------               ---------

SHORT-TERM INVESTMENTS 5.7%
   J.P. Morgan 3.75%, dated 5/31/01, matures 6/01/01, repurchase price $3,546,374
     (collateralized by U.S. Treasury Obligations, total market value $3,647,626) (A)           $3,546                 $    3,546
   SEI Daily Income Trust Prime Obligations Fund                                                 1,000                      1,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $4,546)                                                                                                            4,546
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.4%
   (Cost $160,450)                                                                                                         78,703
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET 1.6%                                                                                      1,308
NET ASSETS:
   Portfolio Shares (100,000,000 shares authorized--
     par value $0.01 per share authorized)
     based on 4,297,987 outstanding shares of common stock                                                                181,601
   Accumulated net investment loss                                                                                             (5)
   Accumulated net realized loss on investments                                                                           (19,838)
   Net unrealized depreciation on investments                                                                             (81,747)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.0%                                                                                                  $ 80,011
====================================================================================================================================
   Net Asset Value, Offering and Redemption Price Per Share                                                                $18.62
====================================================================================================================================

* NON-INCOME PRODUCING SECURITY
(A) TRI-PARTY REPURCHASE AGREEMENT
CL -- CLASS


   The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS                                                                                         THE NEVIS FUND, INC.
For the year ended May 31, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      6/1/00
                                                                                                                        to
                                                                                                                      5/31/01
                                                                                                                       (000)
                                                                                                                     ---------
INVESTMENT INCOME:
    Interest Income                                                                                                   $    77
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                                                                    77
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (See Note 4)                                                                               2,402
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                                                          2,402
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                    (2,325)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized Loss on Investments                                                                                       (9,679)
Net Change in Unrealized Depreciation on Investments                                                                  (41,986)
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Loss on Investments                                                                       (51,665)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                                 $(53,990)
====================================================================================================================================

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                                                                              THE NEVIS FUND, INC.
For the years ended May 31,



------------------------------------------------------------------------------------------------------------------------------------
                                                                                          2001                         2000
                                                                                         (000)                        (000)
                                                                                      ----------                   -----------
INVESTMENT ACTIVITIES:
    Net Investment Loss                                                                $ (2,325)                    $ (1,495)
    Net Realized Loss on Investments                                                     (9,679)                      (7,368)
     Net Change in Unrealized Depreciation on Investments                               (41,986)                     (40,491)
------------------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Net Assets Resulting From Operations                                (53,990)                     (49,354)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Realized Capital Gain                                                                    --                       (4,621)
------------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
    Proceeds from Shares Issued                                                          22,612                      334,745
    Reinvestment of Cash Distributions                                                       --                        4,422
    Cost of Shares Repurchased                                                          (86,108)                     (97,670)
------------------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets from Capital Share Transactions                   (63,496)                     241,497
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (117,486)                     187,522
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period                                                                 197,497                        9,975
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    End of Period                                                                     $  80,011                     $197,497
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS:
    Shares Issued                                                                           766                        8,207
    Shares Issued in Lieu of Cash Distributions                                              --                          153
    Shares Redeemed                                                                      (2,842)                      (2,511)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN SHARES FROM CAPITAL SHARE TRANSACTIONS                        (2,076)                       5,849
====================================================================================================================================
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

   The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                           THE NEVIS FUND, INC.
For a Share Outstanding Throughout Each Period
For the Periods Ended May 31,


                                                  Realized
              Net                                    and                               Net                                Net
             Asset                               Unrealized      Distributions        Asset                             Assets
             Value                  Net        Gains (Losses)        From             Value                               End
           Beginning            Investment           on             Capital            End              Total          of Period
           of Period               Loss          Securities          Gains          of Period          Return            (000)
====================================================================================================================================
2001         $30.98               $(0.31)           $(12.05)           $--             $18.62         (39.90)%       $ 80,011
2000          19.01                (0.19)             14.81(2)        (2.65)            30.98          77.91**        197,497
1999(1)       10.00                (0.01)              9.02             --              19.01          90.10**+         9,975
------------------------------------------------------------------------------------------------------------------------------------


                            Ratio
                            of Net
            Ratio         Investment
         of Expenses         Loss              Portfolio
         to Average       to Average           Turnover
         Net Assets       Net Assets             Rate
========================================================
2001       1.50%            (1.45)%            21.86%
2000       1.50             (1.24)             56.50
1999(1)    1.50*            (1.03)*           251.60
--------------------------------------------------------

  * ANNUALIZED
 ** THE FUND BENEFITED SUBSTANTIALLY FROM FIRST-DAY REALIZED AND UNREALIZED
    GAINS FROM INITIAL PUBLIC OFFERINGS DURING THESE PERIODS. THESE GAINS WERE PARTICULARLY NOTEWORTHY GIVEN THE FUND'S RELATIVELY SMALL ASSET BASE DURING PORTIONS OF THESE PERIODS. IT IS UNLIKELY THAT THE FUND WILL BENEFIT TO THE SAME EXTENT FROM THESE TYPES OF GAINS IN THE FUTURE, ESPECIALLY IF FUND ASSETS REMAIN AT CURRENT LEVELS OR IF THEY INCREASE.
  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) THE NEVIS FUND, INC. COMMENCED OPERATIONS ON JUNE 29, 1998.
(2) THE AMOUNT SHOWN FOR THE YEAR ENDED MAY 31, 2000 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET GAINS ON INVESTMENTS FOR THAT PERIOD BECAUSE OF THE SALES AND REPURCHASES OF PORTFOLIO SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE PORTFOLIO.








The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                               THE NEVIS FUND, INC.
May 31, 2001



1. ORGANIZATION:

THE NEVIS FUND, INC. (the "Fund") was incorporated in Maryland on February 20, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's prospectus provides a description of the Fund's investment goals and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders. Accordingly, no provision for federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME-- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

   RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated net realized gain, or undistributed net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts during the fiscal year ended May 31, 2001:

                                      Undistributed
                                     Net Investment
              Paid-in-Capital           Income
                 (000)                  (000)
              --------------        ----------------
               (2,327)                   2,327

   For the year ended May 31, 2001, the Portfolio expects to defer for Federal income tax purposes, post October capital losses of $3,908,243. At May 31, 2001, the Fund had capital loss carryforwards to the extent provided in the regulations for Federal income tax as follows:

                                     Expiration Amount
           Expiration Year                (000)
            --------------            ----------------
                2009                     $15,923

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATIONAL COSTS:

Organizational costs of $28,806 have been capitalized by the Fund and are being amortized over sixty months commencing on the date of inception of the Fund. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. INVESTMENT MANAGEMENT ARRANGEMENTS:

The Fund and Nevis Capital Management LLC (the "Adviser") are parties to an Investment Management Agreement under which the Adviser receives an annual fee equal to 1.50% of the average daily net assets of the Fund. Pursuant to its Investment Management Agreement with the Fund, the Adviser has agreed to bear all ordinary expenses incurred by the Fund in the conduct of its operations. The Fund will bear any extraordinary expenses incurred in the course of its business.

5. ADMINISTRATION, TRANSFER AGENCY AND SERVICES, CUSTODIAN AND DISTRIBUTION
   AGREEMENTS:

As discussed above, the Adviser has agreed to bear all ordinary expenses incurred in the conduct of the Fund's operations. This includes the following contractual relationships:

The Fund and SEI Investments Mutual Funds Services (the "Administrator") are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee, computed daily and paid monthly, at the annual rate of 0.12% of the first $100 million of the average daily net assets of the Fund, 0.10% of the next $100 million of such assets, and 0.08% of such assets in excess of $200 million subject to a minimum annual fee of $90,000.

Forum Shareholder Services, LLC (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a Transfer Agency and Services Agreement with the Fund.

The Fund and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement.

First Union National Bank serves as custodian (the "Custodian") for the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended May 31, 2001 were as follows (000):

Purchases
  U.S. Gov't ............................       $      --
  Other .................................          34,016
Sales
  U.S. Gov't ............................       $      --
  Other .................................          95,666

At May 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at May 31, 2001, is as follows (000):


Aggregate gross unrealized
  appreciation .........................         $  2,996
Aggregate gross unrealized
  depreciation .........................          (84,743)
                                                 ---------
Net unrealized depreciation ............         $(81,747)
                                                 =========

7. ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED

On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of The Nevis Fund, Inc.:

We have audited the accompanying statement of net assets of The Nevis Fund, Inc. (the Fund) as of May 31, 2001, and the related statements of operations, changes in net assets, and financial highlights the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Nevis Fund, Inc. as of May 31, 2001, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.




ARTHUR ANDERSEN LLP





Philadelphia, Pennsylvania
July 12, 2001

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                          Nevis Capital Management LLC
                              1119 St. Paul Street
                               Baltimore, MD 21202

                                  ADMINISTRATOR
                      SEI Investments Mutual Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                    DIRECTORS
                                 Joseph Hardiman
                                Bailey Morris-Eck
                                  Charles Noell
                                    Jon Baker
                              David Wilmerding, III

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                               1601 Market Street
                           Philadelphia, PA 19103-2499






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